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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                    --------

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


       DATE OF REPORT (Date of earliest event reported): October 16, 2000

                              NEUBERGER BERMAN INC.
             (Exact name of registrant as specified in its charter)

                         COMMISSION FILE NUMBER 1-15361

            DELAWARE                            06-1523639
            (State or other jurisdiction of     (I.R.S. Employer
            incorporation or organization)      Identification No.)

                                605 Third Avenue
                               New York, NY 10158
                    (Address of principal executive offices)

                                 (212) 476-9000
              (Registrant's telephone number, including area code)

ITEM 5.     OTHER EVENTS

            On October 16, 2000 Neuberger Berman Inc. ("Corporation") announced it intends to acquire Fasciano Company, the investment adviser to Chicago-based Fasciano Fund. A copy of the press release issued by the Corporation is attached as Exhibit 99.1 and incorporated herein by reference.

            Third Quarter 2000 Financial Results

            On October 19, 2000, Corporation reported results of operations for the three months ended September 30, 2000. A copy of the press release issued by the Corporation is attached as
            Exhibit 99.2 and incorporated herein by reference.

            Also, on October 19, 2000 the Corporation announced that its Board of Directors had declared the Corporation's dividend for the third quarter of 2000, in the amount of $0.10 per share. The dividend will be payable on November 14, 2000 to stockholders of record at the close of business on October 31, 2000. A copy of the press release issued by the Corporation is attached as Exhibit 99.3 and incorporated herein by reference.


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ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

            (c)  Exhibits

            The Exhibits listed on the Exhibit Index of this Form 8-K are filed herewith.




                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          Neuberger Berman Inc.
                                          (Registrant)

      Date: October 16, 2000              By: /s/ Jeffrey B. Lane
                                             ----------------------------------
                                          Jeffrey B. Lane
                                          President and Chief Executive Officer



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                                  EXHIBIT INDEX

99.1 Press release issued by the Corporation on October 16, 2000, with respect to acquisition of Fasciano Company.

99.2 Press release issued by the Corporation on October 19, 2000, with respect to results of operations for the three months ended September 30, 2000.

99.3 Press release issued by the Corporation on October 19, 2000, with respect to the declaration of the Corporation's third quarter dividend.